SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2009
Education Management LLC

(Exact name of registrant as specified in its charter)

Delaware	333-137605	20-4506022

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Education Management Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 562-0900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 20, 2009, Education Management LLC (the “Company”), a wholly owned subsidiary of Education Management Corporation, announced the final results of its previously announced cash tender offer for its 10 1/4% Senior Subordinated Notes due 2016 and 8 3/4% Senior Notes due 2014 (the “Tender Offer”).
     A copy of the Company’s press release announcing the final results of the Tender Offer is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits
Exhibit 99.1	Press release dated October 20, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT LLC EDUCATION MANAGEMENT CORPPORATION
By:	/s/ J. Devitt Kramer
Senior Vice President, General Counsel and
Secretary

Dated: October 20, 2009